                                                                    EXHIBIT 99.4

    YOU ARE STRONGLY URGED TO READ THE ACCOMPANYING JOINT PROXY
STATEMENT -- PROSPECTUS, INCLUDING THE APPENDICES ATTACHED THERETO AND THE DOCUMENTS INCORPORATED THEREIN BY REFERENCE, BEFORE COMPLETING THIS LETTER OF TRANSMITTAL AND ELECTION FORM.

                            THE SEAGRAM COMPANY LTD.

                    LETTER OF TRANSMITTAL AND ELECTION FORM
                FOR REGISTERED HOLDERS OF SEAGRAM COMMON SHARES

     This Letter of Transmittal and Election Form is for use by registered holders ("Seagram Shareholders") of common shares ("Seagram Common Shares") of The Seagram Company Ltd. ("Seagram") in connection with the proposed merger of Seagram and Vivendi ("Vivendi") by way of an arrangement (the "Arrangement") involving, among others, Seagram and the Seagram Shareholders that is being submitted for approval at an annual and special meeting (the "Seagram Meeting")
of Seagram Shareholders to be held on December [     ], 2000. You are referred
to the Joint Proxy Statement-Prospectus (the "Circular") dated November [     ],
2000 that accompanies this Letter of Transmittal and Election Form. Terms used but not defined in this Letter of Transmittal and Election Form that are defined in the Circular have the respective meanings set out in the Circular.

     On the effective date of the Arrangement, each Seagram Common Share (other than those held by Vivendi and its affiliates or by a shareholder who exercises dissent rights in accordance with the dissent procedures and who is ultimately entitled to be paid the fair value of such holder's Seagram Common Shares) will be exchanged for Vivendi Universal ADSs, or, in the case of Canadian resident Seagram Shareholders who duly elect by way of this properly completed and duly executed Letter of Transmittal and Election Form, for exchangeable shares of Vivendi Universal Exchangeco.

     Seagram Shareholders receiving Vivendi Universal ADSs in the Arrangement should properly complete and duly execute this Letter of Transmittal and Election Form and return it, together with the Seagram Shareholder's Seagram Common Share certificate(s) and all other required documents, to CIBC Mellon Trust Company (the "exchange agent") at one of the addresses set forth on the back of this Letter of Transmittal and Election Form promptly after the effective date of the Arrangement. Seagram Shareholders receiving Vivendi Universal ADSs do not need to submit this Letter of Transmittal and Election Form, their Seagram Common Share certificates or any other documents before the effective date of this Arrangement. However, Seagram Shareholders will not be recorded on the register of holders of Vivendi Universal ADSs and will not be entitled to vote their Vivendi Universal ADSs or receive dividends on their Vivendi Universal ADSs until they surrender their Seagram Common Share certificate(s) to the exchange agent at one of the addresses set forth on the back of this Letter of Transmittal and Election Form. Any Seagram Shareholder who does not surrender such holder's Seagram Common Share certificate(s) on or prior to the fifth anniversary of the effective date of the Arrangement will have all rights and interest as a holder of Vivendi Universal ADSs extinguished without compensation or notice.

                       FOR CANADIAN RESIDENT SHAREHOLDERS

     IN ORDER TO RECEIVE EXCHANGEABLE SHARES, EACH CANADIAN RESIDENT SEAGRAM SHAREHOLDER MUST ELECT TO RECEIVE THE EXCHANGEABLE SHARES BY SUBMITTING A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL AND ELECTION FORM AND ENSURING IT IS RECEIVED, TOGETHER WITH SUCH HOLDER'S SEAGRAM COMMON SHARE CERTIFICATE(S) AND ALL OTHER REQUIRED DOCUMENTS, BY THE EXCHANGE AGENT AT ONE OF THE ADDRESSES SET FORTH ON THE BACK OF THIS LETTER OF TRANSMITTAL AND ELECTION
FORM PRIOR TO 5:00 P.M. (EASTERN TIME) ON NOVEMBER [     ], 2000 OR, IF THE
SEAGRAM MEETING IS ADJOURNED OR POSTPONED, BEFORE 5:00 P.M. (EASTERN TIME) ON THE THIRD BUSINESS DAY BEFORE THE SEAGRAM MEETING IS TO BE RECONVENED (THE "ELECTION DEADLINE"). A CANADIAN RESIDENT SEAGRAM SHAREHOLDER WHO DOES NOT PROPERLY COMPLETE AND DULY EXECUTE THE LETTER OF TRANSMITTAL AND ELECTION FORM AND ENSURE THAT IT, TOGETHER WITH THE HOLDER'S SEAGRAM COMMON SHARE CERTIFICATE(S) AND ALL OTHER REQUIRED DOCUMENTS, IS RECEIVED BY THE EXCHANGE AGENT AT ONE OF THE ADDRESSES SET FORTH ON THE BACK OF THIS LETTER OF TRANSMITTAL AND ELECTION FORM BEFORE THE ELECTION DEADLINE OR WHO DOES NOT EXERCISE THE DISSENT RIGHTS IN ACCORDANCE WITH THE DISSENT PROCEDURES AS SET OUT IN THE CIRCULAR WILL RECEIVE VIVENDI UNIVERSAL ADSS. FOR CANADIAN RESIDENT SEAGRAM SHAREHOLDERS, THE TAX CONSEQUENCES MAY DIFFER SIGNIFICANTLY DEPENDING ON WHETHER VIVENDI UNIVERSAL ADSS OR EXCHANGEABLE SHARES ARE RECEIVED IN THE ARRANGEMENT. IF YOU ARE A CANADIAN RESIDENT SEAGRAM SHAREHOLDER, YOU SHOULD CONSIDER CAREFULLY THE TAX CONSEQUENCES TO YOU IN DETERMINING WHETHER TO ELECT TO RECEIVE EXCHANGEABLE SHARES.

     The effective date of the Arrangement is anticipated to be as soon as practicable after the date that the Seagram Shareholders approve the Arrangement and all required court and regulatory approvals have been received and all other conditions of closing have been satisfied.

     SEAGRAM SHAREHOLDERS WHOSE SEAGRAM COMMON SHARES ARE REGISTERED IN THE NAME OF A BROKER, INVESTMENT DEALER, BANK, TRUST COMPANY OR OTHER INTERMEDIARY SHOULD CONTACT THAT INTERMEDIARY AS SOON AS POSSIBLE FOR INSTRUCTIONS AND ASSISTANCE IN DELIVERING SHARE CERTIFICATES REPRESENTING THOSE SEAGRAM COMMON SHARES AS CONTEMPLATED BY THIS LETTER OF TRANSMITTAL AND ELECTION FORM AND, IF YOU ARE A CANADIAN RESIDENT SEAGRAM SHAREHOLDER WHO WISHES TO RECEIVE EXCHANGEABLE SHARES, IN MAKING YOUR ELECTION.

     Cash will be paid in lieu of fractional Vivendi Universal ADSs or fractional exchangeable shares. To avoid backup withholding on such payments, a U.S. holder (other than an exempt recipient) should provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 and certify that the TIN provided is correct (or that such holder is awaiting a TIN). To determine whether you may be an exempt recipient, see the attached Guidelines for Certification of Taxpayer Identification Number.

TO:      THE SEAGRAM COMPANY LTD.
         VIVENDI UNIVERSAL HOLDINGS COMPANY ("VIVENDI UNIVERSAL
         HOLDINGS")
         VIVENDI UNIVERSAL EXCHANGECO INC. ("VIVENDI UNIVERSAL
         EXCHANGECO")
AND TO:  CIBC MELLON TRUST COMPANY, AT ITS ADDRESSES SET OUT BELOW.

     The undersigned hereby deposits with you, for exchange upon the Arrangement becoming effective, the enclosed certificate(s) for Seagram Common Shares, details of which are as follows:

-------------------------------------------------------------------------------------------------------
CERTIFICATE NUMBER(S)  NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)  NUMBER OF SEAGRAM COMMON SHARES
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

Note: If space is insufficient, please attach a separate schedule to this Letter of Transmittal and Election Form.

                PART 1 -- FOR CANADIAN RESIDENT SHAREHOLDERS WHO
                      WISH TO RECEIVE EXCHANGEABLE SHARES

     By making an election to receive exchangeable shares with respect to Seagram Common Shares as set out below, the undersigned represents that the undersigned (i) is a Canadian resident and holds such Seagram Common Shares on its own behalf or (ii) holds such Seagram Common Shares on behalf of a Canadian resident. Canadian resident means a resident of Canada for purposes of the Canadian Tax Act and includes a partnership any member of which is a resident of Canada for purposes of the Canadian Tax Act. See "Tax Considerations for Seagram Shareholders -- Canadian Federal Income Tax Considerations -- Seagram Shareholders Resident in Canada" in the Circular.

     Under the Arrangement, the undersigned hereby elects to have the deposited Seagram Common Shares represented by the above certificate(s) exchanged as follows:

____________ Seagram Common Shares for exchangeable share(s) (please fill in the
 (fill in    number of Seagram Common Shares you elect to exchange for
  number)    exchangeable shares)



____________ Seagram Common Shares for Vivendi Universal ADSs (please fill in
 (fill in    the number of Seagram Common Shares you elect to exchange for
  number)    Vivendi Universal ADSs)


     IF AN ELECTION IS NOT MADE, OR IS NOT PROPERLY MADE, OR NOT RECEIVED BY THE EXCHANGE AGENT AT ONE OF THE ADDRESSES SET FORTH ON THE BACK OF THIS LETTER OF TRANSMITTAL AND ELECTION FORM BEFORE THE ELECTION DEADLINE, THE UNDERSIGNED WILL RECEIVE VIVENDI UNIVERSAL ADSS FOR ALL DEPOSITED SEAGRAM COMMON SHARES.

     THE TOTAL OF THE NUMBERS FILLED IN ABOVE MUST EQUAL THE NUMBER OF SEAGRAM COMMON SHARES REPRESENTED BY THE SHARE CERTIFICATE(S) ENCLOSED WITH THIS LETTER OF TRANSMITTAL AND ELECTION FORM.

     The undersigned acknowledges that the intention of Vivendi Universal Exchangeco in creating the exchangeable shares is to have the economic attributes associated with the exchangeable shares be, as nearly as practicable, equivalent to those of Vivendi Universal ADSs. Vivendi Universal will also covenant in the Custody Agreement to provide financial and other information regarding Vivendi Universal to holders of exchangeable shares. By electing to receive exchangeable shares in this Part 1, the undersigned acknowledges Vivendi Universal's covenant in that regard. See "Description of Exchangeable Shares", "Description of Vivendi Universal Voting Rights" and "Tax Considerations for Seagram Shareholders -- Canadian Federal Income Tax Considerations -- Seagram Shareholders Resident in Canada" in the Circular.

     The exchange of Seagram Common Shares for exchangeable shares will generally be a taxable event to a Canadian resident Seagram Shareholder unless a valid tax election is made. If you are a Canadian resident Seagram Shareholder and desire a tax deferral, please proceed to Part 2, below.

       PART 2 -- FOR CANADIAN RESIDENT SEAGRAM SHAREHOLDERS WHO ELECT TO
                    RECEIVE EXCHANGEABLE SHARES UNDER PART 1
                     AND WHO DESIRE A CANADIAN TAX DEFERRAL

     By checking the box below, the undersigned: (i) represents that the undersigned is or holds Seagram Common Shares on behalf of an Eligible Holder;
(ii) requests that a tax election filing package be forwarded to the undersigned at the address specified herein; (iii) acknowledges that it is the undersigned's responsibility to prepare and file the appropriate document(s) that will be included in the tax election filing package and send such documents to Vivendi Universal Exchangeco, at any of the addresses set forth in the tax election filing package, on or before the date that is 90 days after the effective date of the Arrangement; and (iv) acknowledges that a tax deferral will only be available to the extent the undersigned receives exchangeable shares in respect of the undersigned's Seagram Common Shares. An "Eligible Holder" is a beneficial owner of Seagram Common Shares who is a Canadian resident for purposes of the Canadian Tax Act, including a partnership any member of which is a Canadian resident for purposes of the Canadian Tax Act, but does not include: (1) any such owner who is exempt from tax under the Canadian Tax Act or (2) any partnership, all of the members of which who are Canadian residents are also exempt from tax under the Canadian Tax Act.

     See "Tax Considerations to Seagram Shareholders -- Canadian Federal Income Tax Considerations -- Seagram Shareholders Resident in Canada -- Tax Election" in the Circular.

[ ] Please check if you are eligible for and want a tax election filing package

If you are requesting a tax election filing package, you should also check the appropriate box(es) below:

                                                              YES    NO
                                                              ---    ---
The undersigned is a partnership............................  [ ]    [ ]
The undersigned intends to file an election in Quebec.......  [ ]    [ ]

               PART 3 -- GENERAL -- FOR ALL SEAGRAM SHAREHOLDERS

     It is understood that upon receipt and deposit of: (i) this Letter of Transmittal and Election Form, properly completed and signed, (ii) Seagram Common Share certificate(s) and (iii) any other required documentation, and following the effective date of the Arrangement, Vivendi Universal ADRs representing Vivendi Universal ADSs or certificate(s) representing exchangeable shares to which the undersigned is entitled under the Arrangement will be sent by the exchange agent to the address shown in Box A below or, if Box B below is completed, to the address shown in Box B or, if Box C below is completed, will be held for pick up. In each case, the Vivendi Universal ADRs or certificate(s) representing exchangeable shares will be in the name shown in Box A below.

     The undersigned covenants, represents and warrants that (i) the undersigned is the owner of the Seagram Common Shares being deposited, (ii) such shares are owned by the undersigned free and clear of all mortgages, liens, charges, encumbrances, security interests and adverse claims, (iii) the undersigned has full power and authority to execute and deliver this Letter of Transmittal and Election Form and all information inserted into this Letter of Transmittal and Election Form by the undersigned is accurate and (iv) unless the undersigned shall have revoked this Letter of Transmittal and Election Form by notice in writing given to the exchange agent not later than 5:00 p.m. (Eastern time) on the last business day preceding the effective date of the Arrangement, the undersigned will not, prior to such time, transfer or permit to be transferred any of the Seagram Common Shares represented by the share certificates enclosed with this Letter of Transmittal and Election Form.

     The covenants, representations and warranties of the undersigned herein contained survive the completion of the Arrangement.

     The undersigned revokes any and all authority, other than as granted in this Letter of Transmittal and Election Form or a proxy granted for use at the Seagram Meeting to be held to consider the Arrangement and the other matters to be considered at the Seagram Meeting, whether as agent, attorney-in-fact, attorney, proxy or otherwise, previously conferred or agreed to be conferred by the undersigned at any time with respect to the Seagram Common Shares being deposited. No subsequent authority, other than a proxy granted for use at the Seagram Meeting to be held to consider the Arrangement and the other matters to be considered at the Seagram Meeting, whether as agent, attorney-in-fact, attorney, proxy or otherwise will be granted with respect to the deposited Seagram Common Shares. Each authority conferred or agreed to be conferred by the undersigned in this Letter of Transmittal and Election Form survives the death or incapacity of the undersigned, and any obligation of the undersigned hereunder is binding upon the heirs, legal representatives, successors and assigns of the undersigned.

     The undersigned instructs the exchange agent to mail the Vivendi Universal ADRs or certificate(s) representing exchangeable shares promptly after the effective date of the Arrangement, by first class insured mail, postage prepaid, in accordance with the instructions given in Box A or Box B below, or to hold such certificates for pick-up in accordance with the instructions given in Box C below. If the Arrangement is not completed, the deposited Seagram Common Shares and all other ancillary documents will be returned by first class insured mail, postage prepaid, to the undersigned at the address of the undersigned shown in the register of Seagram Common Shares at the close of business (Eastern time) on the day preceding the effective date of the Arrangement or, if Box C below has been completed, will be held for pick up by the undersigned. The undersigned recognizes that Seagram has no obligation pursuant to the instructions given below to transfer any of the undersigned's Seagram Common Shares if the Arrangement is not completed.

     By reason of the use by the undersigned of this Letter of Transmittal and Election Form, the undersigned is deemed to have required that any contract evidenced by the Arrangement as accepted through this Letter of Transmittal and Election Form, as well as all documents related thereto, be drawn exclusively in the English language. En raison de l'usage des presentes lettre d'envoi et formule de choix par le soussigne, ce dernier est repute avoir demande que tout contrat atteste par l'arrangement, qui est accepte au moyen des presentes lettre d'envoi et formule de choix, de meme que tous les documents qui s'y rapportent, soient rediges exclusivement en anglais.

     PLEASE CAREFULLY REVIEW THE INSTRUCTIONS, WHICH START ON PAGE --, BEFORE COMPLETING THE FOLLOWING INFORMATION:

A. REGISTRATION AND PAYMENT INSTRUCTIONS

Issue Vivendi Universal ADR(s) or certificate(s) representing exchangeable shares and cheque (if any) in the name indicated below and enter the address indicated below in the share register of Vivendi Universal or Vivendi Universal Exchangeco, as the case may be:

------------------------------------------------------
                             (NAME) (PLEASE PRINT)

------------------------------------------------------

------------------------------------------------------

------------------------------------------------------
                          (STREET ADDRESS AND NUMBER)

------------------------------------------------------

------------------------------------------------------
                (CITY) (PROVINCE OR STATE) (POSTAL OR ZIP CODE)

------------------------------------------------------
                         (TELEPHONE -- BUSINESS HOURS)

------------------------------------------------------
                              (TELEPHONE -- HOME)

------------------------------------------------------
                  (SOCIAL INSURANCE OR SOCIAL SECURITY NUMBER)

C. SPECIAL PICK UP INSTRUCTIONS

[ ] Hold Vivendi Universal ADR(s) or certificates(s) representing exchangeable shares and cheque (if any) for pickup.
    See Instruction 5.

B. SPECIAL DELIVERY INSTRUCTIONS

To be completed ONLY if the Vivendi Universal ADR(s) or certificate(s) representing exchangeable shares and the cheque (if any) are to be sent to someone other than the person shown in Box A or to an address other than the address shown in Box A.

Mail to the name and address below:

------------------------------------------------------
                             (NAME) (PLEASE PRINT)

------------------------------------------------------

------------------------------------------------------

------------------------------------------------------
                          (STREET ADDRESS AND NUMBER)

------------------------------------------------------

------------------------------------------------------
                           (CITY) (PROVINCE OR STATE)

------------------------------------------------------
                              (POSTAL OR ZIP CODE)


D.EXCHANGEABLE SHARE CERTIFICATE
   -- FRENCH VERSION

To be completed ONLY if the certificate representing exchangeable shares is to be in the French language.

Deliver certificate representing exchangeable shares in the French language.


  SHAREHOLDER SIGNATURE(S)                                          GUARANTEE OF SIGNATURE(S)
  This box must be signed by the registered Seagram                 Authorized signature on behalf of Eligible
  Shareholder(s) exactly as the name(s) appear(s) on the            Institution. See Instructions 2 and 3.
  Seagram Common Share certificate(s) or by transferee(s)           --------------------------------------------
  of original registered holder(s) by certificate(s) and            NAME (PLEASE PRINT)
  documents transmitted with this Letter of Transmittal and       --------------------------------------------
  Election Form. See Instructions 2 and 4 below. If the             SIGNATURE
  signature is by an executor, administrator, trustee,            --------------------------------------------
  guardian, attorney-in-fact, agent, officer of a                   CAPACITY (TITLE)
  corporation or any other person acting in a fiduciary or        --------------------------------------------
  representative capacity, please provide the information           ADDRESS
  described in Instruction 4.                                     --------------------------------------------
----------------------------------------------------------          TELEPHONE
  NAME (PLEASE PRINT)                                             --------------------------------------------
----------------------------------------------------------          DATED
  SIGNATURE
----------------------------------------------------------
  JOINT OWNER (IF ANY)
----------------------------------------------------------
  TAXPAYER IDENTIFICATION, SOCIAL INSURANCE
  OR SOCIAL SECURITY NO.
----------------------------------------------------------
  CAPACITY
----------------------------------------------------------
  ADDRESS
----------------------------------------------------------
  TELEPHONE
----------------------------------------------------------
  DATED

                                 INSTRUCTIONS:

1. USE OF LETTER OF TRANSMITTAL AND ELECTION FORM

     (a) This Letter of Transmittal and Election Form (or manually signed facsimile thereof) together with the accompanying Seagram Common Share certificate(s) and all other required documents should be delivered to the exchange agent at one of the addresses specified below promptly after the effective date of the Arrangement. HOWEVER, CANADIAN RESIDENT SEAGRAM SHAREHOLDERS WHO WISH TO RECEIVE EXCHANGEABLE SHARES MUST DELIVER THE FOREGOING DOCUMENTS TO THE EXCHANGE AGENT BEFORE 5:00 P.M. (EASTERN TIME) ON NOVEMBER
[     ], 2000 OR, IF THE SEAGRAM MEETING IS ADJOURNED, BEFORE 5:00 P.M. (EASTERN
TIME) ON THE THIRD BUSINESS DAY BEFORE THE DATE THE SEAGRAM MEETING IS TO BE RECONVENED.

     (b) The method used to deliver this Letter of Transmittal and Election Form and the accompanying certificate(s) representing Seagram Common Shares is at the option and risk of the Seagram Shareholder, and delivery will be deemed to be effective only when such documents are actually received. Seagram recommends that the necessary documentation be hand delivered to the exchange agent at one of the addresses specified below and a receipt obtained; otherwise the use of registered, insured mail, with return receipt requested, is recommended. [A YELLOW PRE-ADDRESSED SECURITY RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.]

2. SIGNATURES

     (a) This Letter of Transmittal and Election Form must be filled in, dated and signed by the holder of the Seagram Common Shares or by such holder's duly authorized representative in accordance with Instruction 4.

     (b) If this Letter of Transmittal and Election Form is signed by the registered owner(s) of the accompanying share certificates(s), such signature(s) on this Letter of Transmittal and Election Form must correspond with the name(s) as registered or as written on the face of such share certificate(s) without any change whatsoever, and the share certificate(s) need not be endorsed for transfer. If such transmitted certificate(s) is owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal and Election Form.

     (c) If this Letter of Transmittal and Election Form is signed by a person other than the registered owner(s) of the accompanying share certificate(s), or if Vivendi Universal ADRs or certificate(s) representing exchangeable shares are to be issued to a person other than the registered owner(s) of the accompanying share certificates:

          (i) such accompanying share certificate(s) must be endorsed or be accompanied by appropriate share transfer power(s) of attorney properly completed by the registered owner(s); and

          (ii) the signature(s) on such endorsement or power(s) of attorney must correspond exactly to the name(s) of the registered owner(s) as registered or as appearing on the accompanying share certificate(s) and must be guaranteed as noted in Instruction 3.

3. GUARANTEE OF SIGNATURES

     (a) If this Letter of Transmittal and Election Form is signed by a person other than the registered owner(s) of the Seagram Common Shares, or if the Arrangement is not approved by Seagram Shareholders and the certificate(s) representing Seagram Common Shares are to be returned to a person other than such registered owner(s) or sent to an address other than the address of the registered owner(s) as shown on the register of Seagram Common Shares, or if Vivendi Universal ADRs or certificate(s) representing exchangeable shares are to be issued to a person other than the registered owner(s), such signature must be guaranteed by an Eligible Institution (as defined below) or in some other manner satisfactory to the exchange agent (except that no guarantee is required if the signature is that of an Eligible Institution).

     (b) An "Eligible Institution" means a Canadian Schedule 1 chartered bank, a major trust company in Canada, a member of the Securities Transfer Association Medallion Program (STAMP), a member of the Stock Exchange Medallion Program
(SEMP) or a member of the New York Stock Exchange Inc. Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada and the United States, members of the Investment Dealers Association of Canada, members of the National Association of Securities Dealers or banks and trust companies in the United States.

4. FIDUCIARIES, REPRESENTATIVES AND AUTHORIZATIONS

     Where this Letter of Transmittal and Election Form is executed by a person as an executor, administrator, trustee, guardian, attorney-in-fact, agent, agent on behalf of a corporation, partnership or association or is executed by any other person acting in a fiduciary or representative capacity, this Letter or Transmittal and Election Form must be accompanied by satisfactory evidence of authority to act. Any of Seagram, Vivendi Universal Holdings, Vivendi Universal Exchangeco or CIBC Mellon Trust Company, in their sole discretion, may require additional evidence of authority or additional documentation.

5. DELIVERY INSTRUCTIONS

     The Box entitled "B -- Special Delivery Instructions" should be completed only if the address to which the Vivendi Universal ADRs or certificate(s) representing exchangeable shares and the cheque (if any) are to be mailed is different from that provided in Box A. If neither Box B nor Box C is completed, any new Vivendi Universal ADRs or certificate(s) for exchangeable shares issued in exchange for Seagram Common Shares and the cheque (if any) will be mailed to the depositing Shareholder at the address indicated in Box A in this Letter of Transmittal and Election Form. If Box C is not completed and no address is provided in this Letter of Transmittal and Election Form, then any new Vivendi Universal ADRs or share certificates for exchangeable shares and cheque (if any) will be mailed to the address of the Seagram Shareholder as it appears on the register of Seagram Common Shares as of the close of business on the day preceding the effective date of the Arrangement. If Box C is completed, the certificate and cheque (if any) will be available for pick up at CIBC Mellon Trust Company, 199 Bay Street, Commerce Court West, Securities Level, Toronto, Ontario, M5L 1G9, in the case of Seagram Shareholders with a non-U.S. address on the records of Seagram, and at ChaseMellon Shareholder Services L.L.C., 120 Broadway, 13th Floor, New York, NY 10271, in the case of Seagram Shareholders with a U.S. address on the records of Seagram.

6. FRACTIONAL SHARES

     Fractional Vivendi Universal ADSs or fractional exchangeable shares will not be issued. Cash in lieu of fractional shares will be paid to Seagram Shareholders who receive Vivendi Universal ADSs or exchangeable shares. To avoid backup withholding on such payments, a U.S. holder (other than an exempt recipient) should please complete the attached Substitute Form W-9 in accordance with the Guidelines for Certification of Taxpayer Identification Number.

7. MISCELLANEOUS

     (a) If Seagram Common Shares are registered in different forms (e.g., "John Doe" and "J. Doe"), a separate Letter of Transmittal and Election Form should be completed and signed for each different form of registration.

     (b) Additional copies of the Letter of Transmittal and Election Form may be obtained from the exchange agent at any of the addresses specified below.

     (c) Seagram, Vivendi Universal Holdings and Vivendi Universal Exchangeco reserve the right, if they so elect in their sole discretion, to instruct the exchange agent to waive any defect or irregularity contained in any Letter of Transmittal and Election Form received by them.

     (d) No alternate, conditional or contingent deposits will be accepted and no fractional Vivendi Universal ADRs or exchangeable shares will be issued.

8. LOST CERTIFICATES

     If a share certificate has been lost or destroyed, this Letter of Transmittal and Election Form should be completed as fully as possible and forwarded, together with a letter describing the loss, to the exchange agent. The exchange agent will respond with the replacement requirements.

     IT IS STRONGLY RECOMMENDED THAT PRIOR TO COMPLETING THIS LETTER OF TRANSMITTAL AND ELECTION FORM, THE UNDERSIGNED READ THE ACCOMPANYING CIRCULAR.

9. ASSISTANCE

     CIBC MELLON TRUST COMPANY OR THE INFORMATION AGENT (SEE BELOW FOR ADDRESSES AND TELEPHONE NUMBERS) OR YOUR BROKER OR OTHER FINANCIAL ADVISER WILL BE ABLE TO ASSIST YOU IN COMPLETING THIS LETTER OF TRANSMITTAL AND ELECTION FORM.

                           CIBC MELLON TRUST COMPANY

                           TELEPHONE: (416) 643-5500
                           TOLL FREE: 1-800-387-0825
                        EMAIL: INQUIRIES @CIBCMELLON.COM

                                    TORONTO

                DELIVERY BY MAIL                              DELIVERY BY HAND OR BY COURIER
            CIBC Mellon Trust Company                            CIBC Mellon Trust Company
                  P.O. Box 1036                                       199 Bay Street
         Adelaide Street Postal Station                             Commerce Court West
                Toronto, Ontario                                     Securities Level
                     M5C 2K4                                         Toronto, Ontario
                                                                          M5L 1G9

                         DELIVERY BY HAND OR BY COURIER

                    MONTREAL                                             VANCOUVER
            CIBC Mellon Trust Company                            CIBC Mellon Trust Company
             2001 University Street                                     Suite 1600
                   16th Floor                                    1066 West Hastings Street
                  Montreal, PQ                                         Vancouver, BC
                     H3A 2A6                                              V6E 3X1

                         DELIVERY BY HAND OR BY COURIER

                                    NEW YORK

                           CIBC Mellon Trust Company
                  c/o ChaseMellon Shareholder Services L.L.C.
                                  120 Broadway
                                   13th Floor
                               New York, NY 10271

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                               INFORMATION AGENT

                [GEORGESON SHAREHOLDER COMMUNICATIONS INC. LOGO]

     ANY QUESTIONS AND REQUESTS FOR ASSISTANCE MAY BE DIRECTED BY SEAGRAM SHAREHOLDERS TO CIBC MELLON TRUST COMPANY OR THE INFORMATION AGENT AT THE TELEPHONE NUMBERS AND LOCATIONS SET OUT ABOVE.

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